UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2021

PARALLAX HEALTH SCIENCES, INC.

(Exact name of Company as specified in its charter)

Nevada	000-52534	46-4733512
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3415 S. Sepulveda Blvd, Suite 1100-6592 Los Angeles, CA 90034 (Address of principal executive offices) (888) 263-9799 (Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

As used in this current report and unless otherwise indicated, the terms "we", "us", "our", “Company”, and “Parallax” mean Parallax Health Sciences, Inc., a Nevada corporation, and its subsidiaries, unless otherwise indicated.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The disclosures set forth in Item 5.02 are incorporated into this Item 1.01 by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The disclosures set forth in Item 5.02 are incorporated into this Item 3.02 by reference.

ITEM 5.02DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On September 23, 2021, the Company executed an Executive Agreement (the “Executive Agreement”) for the appointment of Ms. Sonia Choi as the Company’s interim Chief Executive Officer effective September 14, 2021, pursuant to a resolution of the board of directors dated September 15, 2021.

The Executive Agreement replaces any other agreement between Ms. Choi and the Company or any of its subsidiaries, is for an initial term of one (1) year, and provides a base compensation of $185,000 per annum. The Executive Agreement also provides for various performance bonuses, and customary employee benefits, as well as performance-based stock options to purchase shares of the Company's Common Stock at an exercise price of $0.052 for a period of five (5) years from the date of grant, to be granted upon satisfactory completion of performance events.

The foregoing disclosure of the Executive Agreement set forth in this Section 5.02 does not purport to be complete, and is qualified in its entirety by reference to the Executive Agreement, which is filed as Exhibit 10.1 of this Current Report and incorporated by reference herein.

Ms. Sonia Choi

Ms. Choi is a highly experienced executive who combines analytical business strategies with results-driven creativity to identify new opportunities to drive growth. She has played key roles in innovative startup companies, and has launched new initiatives for small e-commerce companies.  She has also led successful business development and marketing campaigns for NASDAQ traded companies.  In addition, Ms. Choi has assisted several startup companies in securing Series A & Series B funding, and has commanded D&I initiatives in the field of technology.

Ms. Choi is a patented inventor within the technology sector, and is experienced in patent monetization and patent portfolio management.  She also has a background in the medical field as a licensed PCA caregiver, having provided health care services at Village Care Hospice in New York, as well as in the private sector.

Ms. Choi attended Boston University, majoring in Environmental Studies.

The Company believes Ms. Choi is qualified to be the Company’s interim Chief Executive Officer because of her extensive background and experience in corporate leadership and development.

Family Relationships

There are no family relationships between Ms. Choi and any of the Company's directors and officers.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit	Filing Reference
10.1	Executive Agreement dated September 14, 2021 between Parallax Health Sciences, Inc and Sonia Choi	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARALLAX HEALTH SCIENCES, INC.

Dated: September 28, 2021	/s/ Calli R. Bucci
Calli R, Bucci
Chief Financial Officer